UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2024

PSQ Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 S. Australian Avenue, Suite 1300

West Palm Beach, Florida 33401
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 776-2402

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On December 4, 2024, PSQ Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Purchasers”) relating to the registered direct offering and sale of an aggregate of 7,813,931 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at an offering price of $4.63 per share of Class A Common Stock (the “Offering”). The shares of Class A Common Stock were offered by the Company pursuant to a prospectus supplement dated December 4, 2024, and accompanying prospectus dated November 1, 2024, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-282846), which was declared effective by the Securities and Exchange Commission (“SEC”) on November 1, 2024. A copy of the legal opinion of Nelson Mullins Riley & Scarborough LLP relating to the validity of the shares of Class A Common Stock issued in the Offering is filed herewith as Exhibit 5.1.

Roth Capital Partners, LLC (the “Placement Agent”) acted as the placement agent for the Offering pursuant to a placement agency agreement (the “Placement Agency Agreement”) dated December 4, 2024, by and between the Company and the Placement Agent.

The gross proceeds to the Company from the Offering will be approximately $36.2 million, before deducting Placement Agent fees and other offering expenses payable by the Company. The Company expects to use the net proceeds from the Offering for working capital and general corporate purposes. The closing of the Offering is expected to occur on December 5, 2024.

The Purchase Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. Under the terms of the Purchase Agreement, and subject to certain exceptions, the Company has agreed not to (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Class A Common Stock or Class A Common Stock equivalents or (ii) file any registration statement or amendment or supplement thereto, for a period of sixty (60) days following the closing of the Offering. The Company has also agreed not to effect or enter into an agreement to effect any issuance of Class A Common Stock or Class A Common Stock equivalents involving a Variable Rate Transaction, as defined in the Purchase Agreement, for a period of six months following the closing of the Offering, subject to certain exceptions.

In connection with the Offering, the Company’s directors and executive officers have agreed, for a period of 30 days from the closing of the Offering and subject to certain exceptions set forth in the lock-up agreements, not to (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of), other than on behalf of the Company, a registration statement with the SEC in respect of, any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for shares of Class A Common Stock; (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of such securities; (iii) make any demand for or exercise any right with respect to, the registration of such securities, or (iv) publicly announce an intention to effect any such transaction described above.

Pursuant to the Placement Agency Agreement, the Company has agreed to pay the Placement Agent a cash fee equal to 6.0% of the gross proceeds received by the Company in the Offering from sales arranged for by the Placement Agent.

The foregoing is only a summary of the material terms of the Placement Agency Agreement and the Purchase Agreement and is qualified in its entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

The foregoing summary and the exhibits hereto also are not intended to modify or supplement any disclosures about the Company in its reports filed with the SEC. In particular, the agreements and the related summary are not intended to be, and should not be relied upon, as disclosures regarding any facts and circumstances relating to the Company or any of its subsidiaries or affiliates. The agreements contain representations and warranties by the Company, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the agreements were made solely for the benefit of the parties to the agreements; may be subject to limitations agreed upon by the contracting parties, including being subject to confidential disclosures that may modify, qualify or create exceptions to such representations and warranties; may be made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the agreements are filed with this report only to provide investors with information regarding the terms of the transactions contemplated thereby, and not to provide investors with any other factual information regarding the Company. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in our public disclosures.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2024, Omeed Malik resigned from the Board of Directors (the “Board”) of the Company, effective immediately. Mr. Malik’s decision to resign from the Board is not the result of any disagreement with the Company’s operations, policies, or practices. A copy of Mr. Malik’s resignation letter is attached hereto as Exhibit 99.2.

On December 3, 2024, the Board enlarged the Board from eight to nine members and appointed Willie Langston and Donald J. Trump, Jr. to the Board, effective immediately. Mr. Langston will serve as an independent Class I director until his term of office expires at the annual meeting of the Company’s stockholders in 2027, or until his earlier death, resignation or removal, and Mr. Trump will serve as a Class III Director until his term of office expires at the annual meeting of the Company’s stockholders in 2026, or until his earlier death, resignation or removal.

Biographical information for Mr. Langston and Mr. Trump is set forth below:

Willie Langston, age 65, is a Partner with Corient, an asset management and advisory firm in Houston, TX, a role he has held since May 2023. He is a Co-Founder and Executive Committee member of Corient’s legacy firm, Avalon Advisors, which he formed in April 2001 and served in such roles until May 2023. From 1996 to 2001, Mr. Langston helped to form and held various positions at Morgan Stanley’s Private Wealth Management Division in Texas. From 1985 to 1996, Mr. Langston held multiple roles with Goldman Sachs’ Private Wealth Management. Mr. Langston began his career and Coopers & Lybrand. Mr. Langston was the national finance chair for Ted Cruz’s presidential campaign and currently serves on the boards of Breakaway Ministries and the TAMU Mays College of Business. He’s chairman of Glorieta Camps and the Deacons at Second Baptist Church and has held past board positions in several notable foundations and organizations in the community. Mr. Langston has an MBA from Stanford University and graduated summa cum laude with a BBA from Texas A&M University.

Donald J. Trump, Jr., age 46, serves as an Executive Vice President of Development & Acquisitions at The Trump Organization, Inc. Since March 2024, Mr. Trump has served as a director of Trump Media & Technology Group Corp. (Nasdaq: DJT), a media and technology company. Mr. Trump directs new project acquisition and development for The Trump Organization worldwide. Mr. Trump actively oversees The Trump Organization’s current and new property portfolio, which contains over 70 projects. Mr. Trump is involved in all aspects of real estate development, from deal evaluation, analysis and pre-development planning to construction, branding, marketing, operations, sales and leasing. Mr. Trump is an accomplished and sought-after speaker and has spoken extensively throughout the United States and has given keynote speeches internationally, notably in Dubai and India. Mr. Trump received his Bachelor’s degree in Finance and Real Estate from the Wharton School of Finance at the University of Pennsylvania.

There are no arrangements or understandings between Mr. Langston or Mr. Trump and any other person pursuant to which Mr. Langston or Mr. Trump were selected as a director. There are no family relationships between Mr. Langston, Mr. Trump, or any of the Company’s officers and directors. In addition, except as disclosed below, there are no transactions in which Mr. Langston or Mr. Trump has an interest that would require disclosure under Item 404(a) of Regulation S-K.

October PIPE

On October 24, 2024, the Company closed a private investment in public equity transaction (“PIPE”) pursuant to a Securities Purchase Agreement, dated October 22, 2024, for the purchase of $5.35 million of Class A common stock at $2.70 per share. Mr. Langston participated in the PIPE, purchasing 148,149 shares of the Company’s Class A common stock, par value $0.0001 per share, for an aggregate purchase price of $400,002.

Consulting Agreement

On August 9, 2024 (the “Effective Date”), the Company entered into a consulting agreement (the “Consulting Agreement”) with Mr. Trump, pursuant to which Mr. Trump is entitled to receive $42,000 per month and was granted 100,000 restricted stock units (the “RSU Grant”), subject to approval by the Board, in connection with consulting services provided to the Company. Pursuant to the Consulting Agreement, the RSU Grant will vest in full on August 13, 2025 . The initial term of the Consulting agreement is 12 months from the Effective Date (the “Initial Term”), and following the Initial Term, the Consulting Agreement is automatically renewable on a month-to-month basis, as is determined by the Company and Mr. Trump.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Item 7.01 Regulation FD Disclosure.

On December 3, 2024, the Company issued a press release announcing the appointment of Mr. Langston and Mr. Trump to the Board. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

On December 4, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.3. The press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information presented in Item 7.01 of this Current Report on Form 8-K and the accompanying press releases shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K and the press release contain forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies of the Company. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K and the press release are based on certain assumptions and analyses made by the management of the Company in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

5.1	Opinion of Nelson Mullins Riley & Scarborough LLP

10.1	Placement Agency Agreement by and between the Company and Roth Capital Partners, LLC, dated December 4, 2024*

10.2	Form of Securities Purchase Agreement by and among the Company and the Purchasers signatory thereto, dated December 4, 2024*

23.1	Consent of Nelson Mullins Riley & Scarborough LLP (included in Exhibit 5.1)

99.1	Press Release dated December 3, 2024

99.2	Resignation Letter of Mr. Malik.

99.3	Press Release dated December 4, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish a copy any of the omitted exhibits or schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: December 4, 2024	By:	/s/ James M. Giudice
	Name:	James M. Giudice
	Title:	Chief Legal Officer and General Counsel

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